 19  21  65  59  74  150  0  113  186  83  84  84  248  157  56  Investor Presentation  4th Quarter 2025  Financial information

 Legal Disclosures  Forward-Looking Statements (p. 1 of 2)  We have made forward-looking statements in this document, and in documents that we incorporate by reference, that are subject to risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of operations of the Company, the Bank, First Citizens Insurance or the Company on a consolidated basis. When we use words such as “believes,” “expects,” “anticipates,” or similar expressions, we are making forward-looking statements. Forward-looking statements may prove inaccurate. For a variety of reasons, actual results could differ materially from those contained in or implied by forward-looking statements:  •Interest rates could change more rapidly or more significantly than we expect.   •The economy could change significantly in an unexpected way, which would cause the demand for new loans and the ability of borrowers to repay outstanding loans to change in ways that our models do not anticipate.   •The financial markets could suffer a significant disruption, which may have a negative effect on our financial condition and that of our borrowers, and on our ability to raise money by issuing new securities.  •It could take us longer than we anticipate implementing strategic initiatives, including expansions, designed to increase revenues or manage expenses, or we may be unable to implement those initiatives at all.   •Acquisitions and dispositions of assets and companies could affect us in ways that management has not anticipated.  •We may become subject to new legal obligations or the resolution of litigation may have a negative effect on our financial condition or operating results.   •We may become subject to new and unanticipated accounting, tax, regulatory or compliance practices or requirements. Failure to comply with any one or more of these requirements could have an adverse effect on our operations.  •We could experience greater loan delinquencies than anticipated, adversely affecting our earnings and financial condition.   •We could experience greater losses than expected due to the ever increasing volume of information theft and fraudulent scams impacting our customers and the banking industry.   •We could lose the services of some or all of our key personnel, which would negatively impact our business because of their business development skills, financial expertise, lending experience, technical expertise and market area knowledge.

 Legal Disclosures  Forward-Looking Statements (p. 2 of 2)  •The agricultural economy is subject to extreme swings in both the costs of resources and the prices received from the sale of products as a result of weather, government regulations, international trade agreements and consumer tastes, which could negatively impact certain of our customers.   •Loan concentrations in certain industries could negatively impact our results, if financial results or economic conditions deteriorate.   •Companies providing support services related to the exploration and drilling of the natural gas reserves in our market area may be affected by federal, state and local laws and regulations such as restrictions on production, permitting, changes in taxes and environmental protection, which could negatively impact our customers and, as a result, negatively impact our loan and deposit volume and loan quality. Additionally, the activities the companies providing support services related to the exploration and drilling of the natural gas reserves may be dependent on the market price of natural gas. As a result, decreases in the market price of natural gas could also negatively impact these companies, our customers.     Additional factors are discussed in this Annual Report on Form 10-K under “Item 1A. Risk Factors.” These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Forward-looking statements speak only as of the date they are made and the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date of the forward-looking statements or to reflect the occurrence of unanticipated events. Accordingly, past results and trends should not be used by investors to anticipate future results or trends.

 About Citizens Financial Services, Inc.

 Company Profile  Lines of Business  Retail Banking  Commercial and Agricultural   Consumer  Fee Businesses  Retail Banking with 43 branches and 29 ATMs  Mobile & Online Banking  C&I Lending  SBA and USDA Lending  Treasury Management  Card & Payment Services  Business Banking  Home Lending  Personal Lending  Indirect Auto Lending  Secured & Unsecured Consumer Loans  Retail Plan Admin / Custody Services  Business, Personal, & Life Insurance   Institutional Life Insurance  Brokerage & Advisory Services  Trust Services  Financial Highlights  Assets: $3.06B  Gross Loans: $2.35B  Deposits: $2.38B  YTD Return on Average   Assets:   1.21%  YTD Return on Average   Tangible Common Equity  : 15.94%(3)  Company Overview  (1) Market Cap as of January 27, 2026  (2) Branches & Employees data as of January 28, 2026  (3) Please see appendix for non-GAAP reconciliations  Note: Holding Company data shown; Data as of December 31, 2025  Headquarters  Mansfield, PA  Founded  1872  Chartered  1932  Ticker  NASDAQCM: CZFS  Market Cap(1)  $293.9  Branches(2)  43  Employees(2)  376 FT – 39 PT  Institutional Ownership  28.14%  3 Mo. ADTV  9,806  52 Week H/L  $69.30 / $49.96  Chairman  R. Joseph Landy  CEO, President & Vice Chairman  Randall E. Black  Executive VP & CFO  Stephen J. Guillaume

 Financial Highlights  (1) Please see appendix for non-GAAP reconciliations  MRQ – Highlights - YTD  Profitability  Balance Sheet  Credit  2025Q4 vs. 2025Q3  December 31, 2025  Diluted EPS  $2.18  Diluted  EPS  $7.62  Net Income  $10.5M   Net   Income  $36.6 M  Core ROATCE  17.01%  Core ROATCE(1)  15.94%  Net Interest Margin  3.69%  vs. 3.60%  Core ROAA (1)  1.37%  vs. 1.33%  YTD Core ROAA(1)  1.21%  vs. 1.16%  Efficiency Ratio  54.03%  vs. 55.16%  Total Assets  $3.1B  0.3% Growth  Total Loans and Leases  $2.3B  0.6% Growth  Total Deposits  $2.4B  (1.4%) Growth  NPAs / Assets Ratio  0.95%  vs. 0.75%  NPLs / Gross Loans Ratio  1.14%  vs. 0.88%  Reserves / NPLs Ratio  85.0%  vs. 109.2%

 Experienced Leadership  Executive  Title  Years of Banking Experience  Joined FCCB  Randall E. Black  Vice Chairman, President & CEO  32  1993  Stephen J. Guillaume  Executive VP & CFO  16  2009  David Z. Richards Jr.  Sr Executive VP & Board Director  48  2017  Jeffrey L. Wilson  Sr Executive VP & Chief Credit Officer  38  1987  LeeAnn Gephart  Executive VP & Chief Banking Officer  19  2021  Jeffrey R White  Executive VP & COO  8  2024

 Investment Highlights  Long history of creating shareholder value and operating successfully  Tenured management with strong track record of operating high value companies   Experienced, disciplined and prudent acquirer   Strong geographic diversification presents opportunities   Steady record of high profitability  Diversity of interest earning assets  Long-term focus on shareholder returns

 Citizens Financial Services, Inc. has continually been ranked one of the top 100 best performing community banks in the nation. This ranking is based on a 3-year ROAE. Our 2012 performance ranked us as number ONE in the nation. We also continue to be ranked in the top 100 Ag lenders nationwide and PA.  In 2022 FCCB was included in the ABA Nasdaq Community Bank Index – an indication of our progress and leadership capabilities in the market.   FCCB maintains its "Bank On" Certification (awarded 2022), a national standard promoted by the CFE Fund, validating our commitment to providing safe, affordable, and accessible banking accounts for all.  Recognized for our dedication to serving military families. FCCB is also a proud participant in the Veterans Benefits Banking Program (VBBP), ensuring safe and accessible banking for veterans.  First Citizens Community Bank (FCCB) has been honored with the Federal Home Loan Bank of Pittsburgh's (FHLBank) 2025 Pillars of the Community Award. This is FHLBank's highest organizational honor  2025 and 2024: FCCB was recognized by Newsweek and Plant-A Insights Group as one of the top regional banks in the U.S. This distinction is based on a rigorous evaluation of profitability, financial relevance, risk exposure, and customer metrics.  A Recognized High Performer

 Business & Financial  Highlights

 Key Financial Highlights  Top Tier Consolidated

 Liquidity Position and Sources  Note: Bank level regulatory data shown  Liquidity Well-Managed to Cover Short-Term Needs  Liquidity Sources  December 31, 2025  September 30, 2025  $ in Thousands  $ in Thousands  Cash and Cash Equivalents   $37,916  $34,700  FHLB Borrowing Capacity Remaining  636,189   630,634   Brokered Deposits Capacity  590,629   550,853   FRB Borrowing Capacity  29,546   40,221   Total  $1,294,280  $1,256,408  Investments  US Gov't & Agency  $181,297  $190,949  MBS & CMO   $149,310  $149,542  Municipals  $120,608  $120,474  Corporates  $11,304  $11,280  Less: Pledged Securities  (364,216)  (374,865)  Net Unpledged Securities  $98,303  $97,380  Total Liquidity Sources  $1,392,583  $1,353,788

 Deposit Mix  Deposit Mix Analysis   Note: Bank level regulatory data shown

 Loan Portfolio Mix  Loan Type Analysis  Note: Bank level regulatory data shown

 History of Successful Growth  Total Asset Growth since 2000 ($000)  Note: Dollars in thousands

 Consistent & Attractive Returns  Historical Core ROAA (1) & ROATCE (1)  (1) Please see appendix for non-GAAP reconciliations

 History of Strong Asset Quality  Historical NPAs/Assets Trends  NCOs/Avg Loans:  0.06%  0.03%  0.00%  0.03%  0.11%  0.03%

 Note: Financial and transaction value shown as of announcement of transaction  Successful Track Record of Prudent Acquisitions  Transaction:  FNB of Fredericksburg  MidCoast Community Bancorp, Inc.  HV Bancorp, Inc.  Total Whole Bank Acquisitions Since January 1, 2015  Geography:  Fredericksburg, PA  Wilmington,   DE  Doylestown,  PA  --  Date Closed:  12/11/2015  4/17/2020  6/16/2023  --  Locations:  7  3  12  22  Purchase Price:  Cash & Stock:  $23.0 million  Cash & Stock:  $29.5 million  Cash & Stock:  $67.9 million  --  Target Assets   ($M):  $232  $269  $571  $1,072  Target Loans   ($M):  $146  $231  $391  $769  Target Deposits ($M):  $214  $213  $482  $909  CZFS Acquisitions since January 1, 2015 appendix

 Non-GAAP Reconciliation – Tangible Book Value        For the Twelve Months Ended,     For the Quarter Ended,  Dollars in thousands     12/31/2023  12/31/2024  12/31/2025     3/31/2025  6/30/2025  9/30/2025  12/31/2025                                Total common equity     $279,666   $299,734   $338,051      $308,296   $313,653   $327,682   $338,051   Total intangible assets      89,408    88,650    87,979       88,464    88,288    88,132    87,979   Tangible common equity     $190,258   $211,084   $250,072      $219,832   $225,365   $239,550   $250,072                                 Total assets     $2,975,321   $3,025,724   $3,064,564      $3,016,338   $2,967,274   $3,056,269   $3,064,564   Total intangible assets      89,408    88,650    87,979       88,464    88,288    88,132    87,979   Tangible assets     $2,885,913   $2,937,074   $2,976,585      $2,927,874   $2,878,986   $2,968,137   $2,976,585                                 Accumulated other comprehensive gain (loss) income     ($24,911)  ($23,521)  ($12,377)     ($20,239)  ($21,026)  ($14,650)  ($12,377)                                TCE / TA     6.59%  7.19%  8.40%     7.51%  7.83%  8.07%  8.40%  TCE / TA (Excl. AOCI)     7.46%  7.99%  8.82%     8.20%  8.56%  8.56%  8.82%  Tangible Book Value Per Share     $39.63  $43.91  $52.02     $45.73  $46.88  $49.83  $52.02

 Non-GAAP Reconciliation